                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): March 2, 1999

                          BURLINGTON RESOURCES INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


               Delaware              1-9971                 91-1413284
--------------------------------  ------------          ------------------
(State or other Jurisdiction      (Commission          (I.R.S. Employer
     of incorporation)            File Number)         Identification No.)


5051 Westheimer, Houston, Texas                              77056-2124
-------------------------------------------             -------------------
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code: 713-624-9500
                                                   -------------

Item 7.  Financial Statements and Exhibits

         Exhibit No.      Description
         -----------      -----------

         1                Form of Underwriting Agreement

         5                Opinion of Cahill Gordon & Reindel

                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        BURLINGTON RESOURCES INC.



Date:  March 2, 1999                    By:     /s/ FREDERICK J. PLAEGER II
                                             -----------------------------------
                                             Name:  Frederick J. Plaeger II
                                             Title: Vice President, General
                                                    Counsel and Assistant
                                                    Secretary

                                 EXHIBIT INDEX

Number           Description
------           -----------

1                Form of Underwriting Agreement

5                Opinion of Cahill Gordon & Reindel